                                   eTOYS INC.

                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

     This Second Amended and Restated Voting Agreement (the "AGREEMENT") is made as of the 24th day of March, 1999, by and among eToys Inc., a Delaware corporation (the "COMPANY"), idealab!, a Delaware corporation, Edward C. Lenk, Frank C. Han (collectively, the "COMMON STOCKHOLDERS"), the prior investors listed on EXHIBIT A hereto (the "PRIOR INVESTORS") and the new investors listed on EXHIBIT B hereto (the "NEW INVESTORS"). The Prior Investors and the New Investors are referred to herein collectively as the "INVESTORS" and each individually as an "INVESTOR".

                                    RECITALS

     The Company and the Prior Investors entered into that certain Amended and Restated Voting Agreement on June 4, 1998, as amended on June 18, 1998 (the "PURCHASE AGREEMENT").

     The Company and the New Investors have entered into a Series C Preferred Stock Purchase Agreement of even date herewith pursuant to which the Company desires to sell to the New Investors and the Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company and the Prior Investors amend and restate the Existing Agreement in the manner set forth herein, for the purpose of setting forth the terms and conditions pursuant to which the Investors shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors.

     The Company's Third Amended and Restated Certificate of Incorporation provides as follows: the holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. In addition, (i) as long as twenty-five percent (25%) of the number of shares of Series B Preferred Stock issued by the Company on the date the Series B Preferred Stock was originally issued remain outstanding, the holders of the Series B Preferred Stock shall be entitled, voting together as a separate class, to elect two (2) directors (the "SERIES B DIRECTORS") of this corporation at each annual election of directors and (ii) as long as twenty-five percent (25%) of the number of shares of Series A Preferred Stock issued by the Company on the date the Series A Preferred Stock was originally issued remain outstanding, the holders of the Series A Preferred Stock shall be entitled, voting together as a separate class, to elect one (1) director (the "SERIES A DIRECTOR") of the Company at each annual election of directors. The holders of Common Stock shall be entitled, voting together as a separate class, to elect one (1) director (the "COMMON DIRECTOR") of the Company at each annual meeting of directors. The holders of Preferred Stock and Common Stock voting together as a single class shall have the right to elect any remaining directors (the "INDEPENDENT DIRECTORS").

     The Company and the Investors each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series B Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. BOARD REPRESENTATION. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by funds affiliated with Highland Capital Partners (the "HIGHLAND ENTITIES") (assuming conversion of the Series B Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the Highland Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series B Preferred Stock held by the Highland Entities) that the Highland Entities in the aggregate purchased pursuant to the Purchase Agreement, the Investors agree to vote or act with respect to their shares so as to elect as the Series B Director an individual designated by Highland Capital Partners III Limited Partnership, the initial designee of which shall be Dan Nova. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by funds affiliated with Sequoia Capital (the "SEQUOIA ENTITIES") (assuming conversion of the Series B Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the Sequoia Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series B Preferred Stock held by the Sequoia Entities) that the Sequoia Entities in the aggregate purchased pursuant to the Purchase Agreement, the Investors agree to vote or act with respect to their shares so as to elect as the Series B Director an individual designated by the Sequoia Entities, the initial designee of which shall be Michael Moritz. Until the earlier of (i) the date the number of shares of Common Stock held in the aggregate by DynaFund LP and DynaFund International LP (the "DYNAFUND ENTITIES") (assuming conversion of the Series A Preferred Stock held by such entities) falls below five percent (5%) of the Company's then outstanding capital stock or (ii) the date that the DynaFund Entities in the aggregate hold less than twenty-five percent (25%) of the number of shares of Common Stock (assuming conversion of the Series A Preferred Stock held by the DynaFund Entities) that the DynaFund Entities in the aggregate purchased pursuant to the Series A Preferred Stock Purchase Agreement dated as of December 23, 1997, the Investors agree to vote or act with respect to their shares so as to elect as the Series A Director an individual designated by DynaFund LP, the initial designee of which shall be Tony Hung. During the term of this Agreement, the Common Stockholders agree to vote or act with respect to their shares so as to elect the Company's then-current Chief Executive Officer as the Common Director. During the term of this Agreement, the parties to this Agreement agree to vote or act with respect to their shares so as to elect as one of the Independent Directors an individual with relevant experience in the Company's industry, which person shall be designated by the holders of a majority of the outstanding Preferred Stock and Common Stock voting together as a single class, and which designee shall initially be Peter Hart.

     2. REMOVAL. In the event of any termination, removal or resignation of any director, the Investors shall take all actions necessary and appropriate to cause such vacancy to be filled in the manner by which such director was elected pursuant to the terms of this Agreement.

     3. CHANGE IN NUMBER OF DIRECTORS. The Investors will not vote for any amendment or change to the Bylaws providing for the election of more than six
(6) directors, or any other amendment or change to the Bylaws inconsistent with the terms of this Agreement.

     4. LEGENDS. Each certificate representing Investors' Shares shall be endorsed by the Company with a legend reading as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     5.   TERMINATION.  This Agreement shall terminate upon the earlier of
(a) the consummation of the Company's initial public offering on a firm underwriting basis of any of its securities reflecting in proceeds of at least $20,000,000, or (b) ten (10) years from the date hereof.

     6. AMENDMENTS; WAIVERS. Any term hereof may be amended or waived only with the written consent of the Company and holders of at least 66-2/3% of the Series A, Series B and Series C Preferred Stock voting together as a single class; PROVIDED, HOWEVER, that, subject to the limitation set forth in
Section 1 hereto, in no event shall an amendment or waiver hereto which limits the rights of Highland Capital Partners III Limited Partnership, the Sequoia Entities or DynaFund L.P., respectively, to designate a director under Section 1 be effective without the written consent of the Highland Capital Partners III Limited Partnership, the Sequoia Entities or DynaFund L.P., respectively. In addition, in no event shall an amendment or waiver hereto which alters the obligations of the parties hereto under Section 1 to agree to vote or act with respect to their shares so as to elect as one of the Independent Directors an individual with relevant experience in the Company's industry that is designated by the holders of the outstanding Preferred Stock and Common Stock voting together as a single class be effective without the written consent of the Common Stockholders. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the holders of the Preferred Stock and each of their respective successors and assigns.

     7. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or FAX, or forty-eight (48) hours after being deposited in the U.S.

mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto, or as subsequently modified by written notice.

     8. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     9. ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law, (a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which shares of the DynaFund Entities the ("DYNAFUND SHARES"), the shares held by the Highland Entities ("HIGHLAND SHARES"), the shares of the Sequoia Entities (the "SEQUOIA SHARES") and shares of the Investors ("INVESTOR SHARES) and the Shares of the Common Stockholders (the "COMMON STOCKHOLDER SHARES") (collectively, the "TRUST SHARES") shall be transferred to the voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.

     10. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     12. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     13. REMEDIES. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. Each party hereto agrees and acknowledges that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each holder may, in its sole discretion, apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     14. EXPENSES. The Company shall pay the reasonable expenses of directors in attending Board meetings.

     15. ENTIRE AGREEMENT. This Agreement, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                          [Signature Pages Follow]

     The parties hereto have executed this Amended and Restated Voting Agreement as of the date first written above.

                                       COMPANY:


                                       eTOYS INC.


                                       By: /s/ Edward C. Lenk
                                          --------------------------------
                                          Edward C. Lenk
                                          President and Chief Executive officer

                                       Address:  2850 Ocean Park Boulevard
                                                 Suite 225
                                                 Santa Monica, CA  90405
                                       Fax:      (310) 664-8202







                         SIGNATURE PAGE TO eTOYS INC.
                    AMENDED AND RESTATED VOTING AGREEMENT

                                     INVESTORS:

                                     DYNAFUND LP



                                     By: /s/ Danny R.S. Ko
                                        --------------------------------------

                                     Name: Danny R.S. Ko
                                          ------------------------------------
                                                     (print)
                                     Title: General Partner
                                           -----------------------------------

                                     Address: 21311 Hawthorne Blvd., Suite 300
                                             ---------------------------------
                                              Torrance, CA 90503
                                             ---------------------------------

                                     Fax:    (310) 543-8733
                                             ---------------------------------


                                     DYNAFUND INTERNATIONAL LP



                                     By: /s/ Danny R.S. Ko
                                        --------------------------------------

                                     Name: Danny R.S. Ko
                                          ------------------------------------
                                                     (print)
                                     Title: General Partner
                                           -----------------------------------

                                     Address: 21311 Hawthorne Blvd., Suite 300
                                             ---------------------------------
                                              Torrance, CA 90503
                                             ---------------------------------

                                     Fax:    (310) 543-8733
                                             ---------------------------------




                          SIGNATURE PAGE TO eTOYS INC.
                     AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTOR:

                                       INTEL CORPORATION



                                       By: /s/ Arvind Sodhani
                                          ------------------------------------

                                       Name: Arvind Sodhani
                                            ----------------------------------
                                                       (print)
                                       Title: V.P. and Treasurer
                                             ---------------------------------

                                       Address: 2200 Mission College Blvd.
                                                Santa Clara, CA  95052
                                       Attn:    Treasurer
                                       Fax:     (408) 765-6038





                          SIGNATURE PAGE TO eTOYS INC.
                     AMENDED AND RESTATED VOTING AGREEMENT

                                    INVESTORS:

                                    MOORE GLOBAL INVESTMENTS, LTD.
                                    By:  Moore Capital Management, Inc.
                                    Its:  Trading Advisor



                                    By: /s/ Savvas Savvinidis
                                       ---------------------------------
                                    Name: Savvas Savvinidis
                                       ---------------------------------
                                                    (print)
                                    Title: Director of Operations
                                         -------------------------------

                                    Address:  c/o Citco Fund Services
                                               (Bahamas), Ltd.
                                              Bahamas Financial Center
                                              Charlotte & Shirley Street
                                              P.O. Box CB 13136
                                              Nassau, Bahamas
                                    Fax:
                                       ---------------------------------



                                    REMINGTON INVESTMENTS STRATEGIES, L.P.
                                    By:  Moore Capital Advisors, L.L.C.
                                    Its:  General Partner



                                    By: /s/ Savvas Savvinidis
                                       ---------------------------------
                                    Name: Savvas Savvinidis
                                         -------------------------------
                                                     (print)
                                    Title: Director of Operations
                                          ------------------------------

                                    Address:  1251 Avenue of the Americas
                                              New York, New York  10020
                                    Fax:
                                        ----------------------------





                          SIGNATURE PAGE TO eTOYS INC.
                     AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTORS:

                                       MULTI-STRATEGIES FUND, L.P.
                                       By:  Moore Capital Advisors, L.L.C.
                                       Its:  General Partner



                                       By: /s/ Savvas Savvinidis
                                           -----------------------------------

                                       Name: Savvas Savvinidis
                                             ---------------------------------
                                                       (print)
                                       Title: Director of Operations
                                              --------------------------------

                                       Address:  1251 Avenue of the Americas
                                                 New York, New York  10020

                                       Fax:
                                                 -----------------------------




                                       MULTI-STRATEGIES FUND LTD.
                                       By:  Moore Capital Management, Inc.
                                       Its:  Trading Advisor



                                       By: /s/ Savvas Savvinidis
                                           -----------------------------------

                                       Name: Savvas Savvinidis
                                             ---------------------------------
                                                       (print)
                                       Title: Director of Operations
                                              --------------------------------

                                       Address:  c/o Citco Fund Services
                                                   (Bahamas), Ltd.
                                                 Bahamas Financial Center
                                                 Charlotte & Shirley Street
                                                 P.O. Box CB 13136
                                                 Nassau, Bahamas
                                       Fax:
                                                 -----------------------------






                         SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                       COMMON STOCKHOLDERS:


                                       /s/ Edward C. Lenk
                                       ---------------------------------
                                       Edward C. Lenk

                                       Address:  2850 Ocean Park Boulevard
                                                 Suite 225
                                                 Santa Monica, CA  90405
                                       Fax:      (310) 664-8202


                                       /s/ Frank C. Han
                                       ---------------------------------
                                       Frank C. Han

                                       Address:  2850 Ocean Park Boulevard
                                                 Suite 225
                                                 Santa Monica, CA  90405
                                       Fax:      (310) 664-8101



                                       Bill Gross'
                                       idealab!, a Delaware corporation



                                       By: /s/ William Gross
                                           -----------------------------------

                                       Name:  William Gross
                                             ---------------------------------
                                                       (print)
                                       Title:
                                              --------------------------------

                                       Address:  130 West Union Street
                                                 Pasadena, CA  91103
                                                 Fax: (626) 535-2701




                             SIGNATURE PAGE TO eTOYS INC.
                        AMENDED AND RESTATED VOTING AGREEMENT

                                      INVESTORS:

                                      HIGHLAND CAPITAL PARTNERS III LIMITED
                                      PARTNERSHIP

                                      By:  Highland Management Partners III
                                           Limited Partnership, its General
                                           Partner



                                       By: /s/ Daniel J. Nova
                                           -----------------------------------

                                       Name:  Daniel J. Nova
                                             ---------------------------------
                                                       (print)
                                       Title: Member
                                              --------------------------------

                                       Address:  c/o Highland Capital Partners
                                                 Two International Place
                                                 Boston, MA  02110
                                       Fax:      (617) 531-1550



                                       HIGHLAND ENTREPRENEURS' FUND III
                                       LIMITED PARTNERSHIP

                                       By:  HEF III, LLC, its General Partner



                                       By: /s/ Daniel J. Nova
                                           -----------------------------------

                                       Name:  Daniel J. Nova
                                             ---------------------------------
                                                       (print)
                                       Title: Member
                                              --------------------------------

                                       Address:  c/o Highland Capital Partners
                                                 Two International Place
                                                 Boston, MA  02110
                                       Fax:                     (617) 531-1550




                        SIGNATURE PAGE TO ETOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTORS:

                                       HIGHLAND CAPITAL PARTNERS IV LIMITED
                                       PARTNERSHIP

                                       By:


                                       By: /s/ Daniel J. Nova
                                           -----------------------------------

                                       Name:  Daniel J. Nova
                                             ---------------------------------
                                                       (print)
                                       Title: Member
                                              --------------------------------

                                       Address:  c/o Highland Capital Partners
                                                 Two International Place
                                                 Boston, MA  02110
                                       Fax:      (617) 531-1550



                                       HIGHLAND ENTREPRENEURS' FUND IV
                                       LIMITED PARTNERSHIP

                                       By:



                                       By: /s/ Daniel J. Nova
                                           -----------------------------------

                                       Name: Daniel J. Nova
                                             ---------------------------------
                                                       (print)
                                       Title: Member
                                              --------------------------------

                                       Address:  c/o Highland Capital Partners
                                                 Two International Place
                                                 Boston, MA  02110
                                       Fax:      (617) 531-1550




                          SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTORS:

                                       idealab! CAPITAL PARTNERS I-A, LP
                                       By its General Partner,
                                       idealab! Capital Management I, LLC



                                       By: /s/ William Elkus
                                          --------------------------------
                                           William Elkus
                                           Managing Member

                                       Address:  c/o idealab! Capital Partners
                                                 130 West Union Street
                                                 Pasadena, CA 91103
                                       Fax:      (626) 535-2881



                                       idealab! CAPITAL PARTNERS I-B, LP
                                       By its General Partner,
                                       idealab! Capital Management I, LLC



                                       By: /s/ William Elkus
                                          --------------------------------
                                           William Elkus
                                           Managing Member

                                       Address:  c/o idealab! Capital Partners
                                                 130 West Union Street
                                                 Pasadena, CA  91103
                                       Fax:      (626) 535-2881




                          SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTORS:

                                       BESSEMER VENTURE PARTNERS IV L.P.
                                       By:  Deer IV & Co. LLC, General Partner


                                       By: /s/ Robert H. Buescher
                                          --------------------------------
                                       Name:  Robert H. Buescher
                                       Title: Manager

                                       Address:  1400 Old Country Road,
                                                 Suite 407
                                                 Westbury, NY  11590
                                       Fax:      (516) 997-2371


                                       BESSEMER VENTURE INVESTORS L.P.
                                       By:  Deer IV & Co. LLC, General Partner


                                       By: /s/ Robert H. Buescher
                                          --------------------------------
                                       Name:  Robert H. Buescher
                                       Title: Manager

                                       Address:  1400 Old Country Road,
                                                 Suite 407
                                                 Westbury, NY  11590
                                       Fax:      (516) 997-2371


                                       BESSEC VENTURES IV L.P.
                                       By:  Deer IV & Co. LLC, General Partner


                                       By: /s/ Robert H. Buescher
                                          --------------------------------
                                       Name:  Robert H. Buescher
                                       Title: Manager

                                       Address:  1400 Old Country Road,
                                                 Suite 407
                                                 Westbury, NY  11590
                                       Fax:      (516) 997-2371




                        SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                       INVESTORS:

                                       SEQUOIA CAPITAL VIII
                                       SEQUOIA INTERNATIONAL
                                         TECHNOLOGY PARTNERS VIII
                                       SEQUOIA INTERNATIONAL
                                         TECHNOLOGY PARTNERS VIII (Q)
                                       CMS PARTNERS LLC
                                       SEQUOIA 1997
                                       SEQUOIA CAPITAL FRANCHISE FUND



                                       By: /s/ Michael Moritz
                                           -----------------------------------

                                       Name: Michael Moritz
                                             ---------------------------------
                                                       (print)
                                       Title:
                                              --------------------------------

                                       Address:  3000 Sand Hill Road
                                                 Building 4, Suite 280
                                                 Menlo Park, CA  94025
                                       Fax:      (650) 854-2977




                        SIGNATURE PAGE TO eTOYS INC.
                       AMENDED AND RESTATED VOTING AGREEMENT

                                      EXHIBIT A

                                  PRIOR INVESTORS

DynaFund International LP
DynaFund LP
Intel Corporation
idealab! Capital Partners I-A, LP
Highland Capital Partners III Limited Partnership
Highland Entrepreneurs' Fund III Limited Partnership idealab! Capital Partners I-A, LP idealab! Capital Partners I-B, LP
Bessemer Venture Partners IV L.P.
Bessemer Venture Investors L.P.
Bessec Ventures IV L.P.
DynaFund International LP
DynaFund LP
Intel Corporation
Moore Global Investments, Ltd.
Remington Investment Strategies, L.P.
Multi Strategies Fund, L.P.
Multi Strategies Fund Ltd.
Glen R. Van Ligten
James L. Brock
VLG Investments 1998
Multi Strategies Fund, L.P.
Multi-Strategies Fund Ltd.
Sequoia Capital VIII
Sequoia International Technology Partners VIII
Sequoia International Technology Partners VIII Q
CMS
Sequoia 1997

                                      EXHIBIT B

                                   NEW INVESTORS


Highland Capital Partners IV Limited Partnership
Highland Entrepreneurs' Fund IV Limited Partnership
Sequoia Capital Franchise Fund